Exhibit 17(a)
[LOGO]
[Insert Fund Names]

3 EASY WAYS TO VOTE YOUR PROXY

1.	Automated Touch Tone Voting: Call toll-free [insert] and follow the prompts.

2.	On the Internet at [www.axaenterprise.com/proxy] and follow the simple instructions.

3.	Return this proxy card using the enclosed postage-paid envelope.
AXA ENTERPRISE FUNDS TRUST
SPECIAL MEETING OF SHAREHOLDERS — [APRIL 25, 2005]
This proxy is being solicited for the Board of Trustees of the AXA Enterprise Funds Trust (the “AXA Enterprise Trust”) on behalf of the Fund listed above, which is a series of the AXA Enterprise Trust. The undersigned hereby appoints as proxies [insert] and [insert], and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus dated                     , 2007.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (if held jointly) Sign in the Box

Note: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated — for example: “ABD Corp., John Doe, Treasurer.”

Please mark your vote on the reverse side of this card.

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY
The Board of Trustees recommends a vote “FOR” the Proposal.

		FOR	AGAINST	ABSTAIN
1.	With respect to each AXA Enterprise Fund, to approve an Agreement and Plan of Reorganization dated as of [insert] (the “Reorganization Agreement”), by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”), which provides for and contemplates: (1) the transfer of substantially all of the assets of each AXA Enterprise Fund to a corresponding investment portfolio of GST (each, a “GST Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities, and (2) the distribution of those shares to shareholders of each AXA Enterprise Fund in liquidation thereof as described in the Combined Proxy Statement and Prospectus.	☐	☐	☐
Please date and sign the reverse side of this card.

[LOGO]
[Insert Fund Names]

3 EASY WAYS TO VOTE YOUR PROXY

4.	Automated Touch Tone Voting: Call toll-free [insert] and follow the prompts.

5.	On the Internet at [www.axaenterprise.com/proxy] and follow the simple instructions.

6.	Return this proxy card using the enclosed postage-paid envelope.
AXA ENTERPRISE MULTIMANAGER FUNDS TRUST
SPECIAL MEETING OF SHAREHOLDERS — [APRIL 25, 2005]
This proxy is being solicited for the Board of Trustees of the AXA Enterprise Multimanager Funds Trust (the “AXA Enterprise Multimanager Trust”) on behalf of the Fund listed above, which is a series of the AXA Enterprise Multimanager Trust. The undersigned hereby appoints as proxies [insert] and [insert], and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus dated                     , 2007.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (if held jointly) Sign in the Box

Note: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated — for example: “ABD Corp., John Doe, Treasurer.”

Please mark your vote on the reverse side of this card.

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY
The Board of Trustees recommends a vote “FOR” the Proposal.

		FOR	AGAINST	ABSTAIN
2.	With respect to each AXA Enterprise Fund, to approve an Agreement and Plan of Reorganization dated as of [insert] (the “Reorganization Agreement”), by and between AXA Enterprise Multimanager Funds Trust and the Goldman Sachs Trust (“GST”), which provides for and contemplates: (1) the transfer of substantially all of the assets of each AXA Enterprise Fund to a corresponding investment portfolio of GST (each, a “GST Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities, and (2) the distribution of those shares to shareholders of each AXA Enterprise Fund in liquidation thereof as described in the Combined Proxy Statement and Prospectus.	☐	☐	☐
Please date and sign the reverse side of this card.

[LOGO]
[Insert Fund Names]

3 EASY WAYS TO VOTE YOUR PROXY

7.	Automated Touch Tone Voting: Call toll-free [insert] and follow the prompts.

8.	On the Internet at [www.axaenterprise.com/proxy] and follow the simple instructions.

9.	Return this proxy card using the enclosed postage-paid envelope.
THE ENTERPRISE GROUP OF FUNDS, INC.
SPECIAL MEETING OF SHAREHOLDERS — [APRIL 25, 2005]
This proxy is being solicited for the Board of Directors of The Enterprise Group of Funds, Inc. (the “ Enterprise Group”) on behalf of the Fund listed above, which is a series of the Enterprise Group. The undersigned hereby appoints as proxies [insert] and [insert], and each of them (with the power of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the Fund listed above at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus dated                     , 2007.

Date:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (if held jointly) Sign in the Box

Note: If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated — for example: “ABD Corp., John Doe, Treasurer.”

Please mark your vote on the reverse side of this card.

Please fill in box as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY
The Board of Directors recommends a vote “FOR” the Proposal.

		FOR	AGAINST	ABSTAIN
3.	With respect to the AXA Enterprise Fund, to approve an Agreement and Plan of Reorganization dated as of [insert] (the “Reorganization Agreement”), by and between The Enterprise Group of Funds, Inc. and the Goldman Sachs Trust (“GST”), which provides for and contemplates: (1) the transfer of substantially all of the assets of the AXA Enterprise Fund to a corresponding investment portfolio of GST (the “GST Fund”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities, and (2) the distribution of those shares to shareholders of the AXA Enterprise Fund in liquidation thereof as described in the Combined Proxy Statement and Prospectus.	☐	☐	☐
Please date and sign the reverse side of this card.